Exhibit 10.7

FORM OF EXECUTION VERSION

FIRST AMENDMENT TO THE SUBSCRIPTION AGREEMENT

[___________], 2019

THIS FIRST AMENDMENT TO THE SUBSCRIPTION AGREEMENT (this “Agreement”), made as of [___________], 2019, is by and among Trinity Sub Inc., a Maryland corporation (the “Company”), and [___________], a [___________] (the “Subscriber”).

The Subscription Agreement, dated as of August 9, 2019 (the “Subscription Agreement”), shall be amended as set forth below.  All capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement.

WHEREAS, pursuant to the Subscription Agreement, the Company has, among other things, agreed to issue to the Subscriber concurrently with the Closing a number of warrants equal to the number of Initial Shares, on the terms and subject to the conditions contained therein;

WHEREAS, as a condition to the closing of the Transaction, holders of at least 65% of those certain 34,500,000 outstanding public warrants of the SPAC (the “Public Warrants”), issued pursuant to that certain Warrant Agreement (as defined in the Merger Agreement), must approve and consent to the Warrant Amendment Proposal (as defined in the Merger Agreement), whereby the Warrant Agreement will be amended to remove the anti-dilution provisions contained in Section 4.1.2 of the Warrant Agreement relating to the payment of cash dividends, as set forth in Exhibit A;

WHEREAS, to induce holders of the Public Warrants to approve and consent to the Warrant Amendment Proposal, the SPAC intends to seek to also amend the Warrant Agreement to provide for a cash payment of $1.60, payable in respect of each Public Warrant (the “Warrant Cash Payment”), and to reduce the number of shares of Common Stock for which each Public Warrant will be exercisable, in each case contingent upon the consummation of the Transaction; and

WHEREAS, the parties desire to amend the terms of the Subscription Agreement to clarify (i) the exercise mechanics of the warrants to be issued to the Subscriber by the Company and (ii) that the Warrant Cash Payment will be paid to Subscriber in respect of the warrants to be issued to the Subscriber by the Company.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.     Amendment of Subscription Agreement.  The Company and the Subscriber hereby amend the Subscription Agreement as provided in this Section 1, effective as of the date first set forth above.

1.1 Section 3.c.iii of the Subscription Agreement is hereby deleted and replaced in its entirety with the following:

“iii. the Company shall have issued to the undersigned, concurrently with the Closing, a number of warrants equal to the number of the Initial Shares subscribed by the undersigned (and not including any number of Optional Shares for which the undersigned has the right to subscribe) (the “Warrants”), with each Warrant entitling the holder thereof to purchase the number of shares of Common Stock at the same exercise price as provided in, and otherwise on substantially the same terms as, those certain 34,500,000 outstanding public warrants (“Public Warrants”) issued by the SPAC pursuant to that certain Warrant Agreement (as defined in the Merger Agreement), as amended and  in effect as of the consummation of the Transaction (other than such differences as may be attributable to the fact that the Warrants are being issued by the Company to the undersigned in one or more transactions exempt from registration under the Securities Act of 1933, as amended);”

FORM OF EXECUTION VERSION

1.2 Section 3.c.vi of the Subscription Agreement is hereby deleted and replaced in its entirety with the following:

“vi. the undersigned shall have received payment from the Company of a fee (the “Warrant Equalization Fee”), payable in cash concurrently with the Closing, in an amount equal to (A) the number of the Warrants acquired by the undersigned pursuant to this Agreement multiplied by (B) the amount of the cash distribution payable per each Public Warrant pursuant to Section 7.4.3 of the Warrant Agreement, as amended and in effect as of the consummation of the Transaction (provided, however, that the Warrant Equalization Fee shall in no event be less than $0.30 per Warrant acquired by the undersigned pursuant to this Agreement);”

2.     Miscellaneous Provisions.

2.1 Effectiveness of Subscription Agreement. All provisions of the Subscription Agreement, except as expressly amended and modified by this Agreement, shall remain in full force and effect.

2.2  Applicable Law; Submission to Jurisdiction; Waiver of Jury Trial.

2.2.1.      THIS AGREEMENT AND ANY CLAIMS OR CAUSES OF ACTION HEREUNDER BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT (WHETHER BASED ON LAW, IN EQUITY, IN CONTRACT, IN TORT OR ANY OTHER THEORY) OR THE NEGOTIATION, EXECUTION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

2.2.2.      EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT.  THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING TO THE ADDRESS AT THE SIGNATURE PAGE HEREIN OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

2.2.3.      EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 2.2.

FORM OF EXECUTION VERSION

2.3 Counterparts.  This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

2.4 Effect of Headings.  The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

2.5 Severability.  If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

2.6 Entire Agreement.  The Subscription Agreement, as modified by this Agreement, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof.

[Signature page follows]

FORM OF EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TRINITY SUB INC.

By:
Name:
Title:

[Signature Page to Amendment of Subscription Agreement]

FORM OF EXECUTION VERSION

[___________]

By:
Name:
Title:

[Signature Page to Amendment of Subscription Agreement]

Exhibit A
Warrant Amendment Proposal

The substantive text of the proposed Warrant Amendment is as follows:

3.1           Warrant Price.  Each Warrant shall, when countersigned by the Warrant Agent, entitle the Registered Holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company the number of shares of Common Stock ~~stated therein, at the price of $11.50 per share,~~, at such price equal to the Exercise Price described in Exhibit A for such Public Warrants and Private Warrants, as applicable (each subject to the adjustments provided in Section 4 hereof and in the last sentence of this Section 3.1~~.~~ 3.1); provided, however, that a Public Warrant may not be exercised for a fractional share, so that only a multiple of four Public Warrants may be exercised at a given time.  The term “Warrant Price” as used in this Agreement shall mean the ~~price per share~~Exercise Price (as specified in Exhibit A hereto) at which shares of Common Stock may be purchased at the time a Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date (as defined below) for a period of not less than twenty (20) Business Days, provided, that the Company shall provide at least twenty (20) days prior written notice of such reduction to Registered Holders of the Warrants and, provided further that any such reduction shall be identical among all of the Warrants.

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4.1.2          Extraordinary Dividends. If the Company, at any time while the Warrants are outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of the Common Stock on account of such shares of Common Stock (or other shares of the Company’s capital stock into which the Warrants are convertible), other than (a) as described in subsection 4.1.1 above, (b) ~~Ordinary Cash Dividends (as defined below), (c~~regular monthly, quarterly or other periodic cash dividends or cash distributions, (c) any other cash dividend or distribution required to be paid in order for the Company to qualify or maintain its status as a real estate investment trust within the meaning of the Internal Revenue Code of 1986, as amended, or otherwise avoid the imposition of U.S. federal and state income and excise taxes, so long as the Company qualifies or is seeking to maintain its status as a real estate investment trust at the time of such cash dividend or distribution, (d) to satisfy the redemption rights of the holders of the Common Stock in connection with a proposed initial Business Combination, (~~d~~e) as a result of the repurchase of shares of Common Stock by the Company if a proposed Business Combination is presented to the stockholders of the Company for approval, (~~e~~f) to satisfy the redemption rights of the holders of Common Stock in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares of Common Stock if the Company does not complete the Business Combination within the period set forth in  the Company’s amended and restated certificate of incorporation or (~~f~~g) in connection with the redemption of public shares of Common Stock upon the failure of the Company to complete its initial Business Combination and any subsequent distribution of its assets upon its liquidation (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Board, in good faith) of any securities or other assets paid on each share of Common Stock in respect of such Extraordinary Dividend. ~~For purposes of this subsection 4.1.2, “Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution (as adjusted to appropriately reflect any of the events referred to in other subsections of this Section 4 and excluding cash dividends or cash distributions that resulted in an adjustment to the Warrant Price or to the number of shares of Common Stock issuable on exercise of each Warrant) does not exceed $0.50 (being 5% of the offering price of the Units in the Offering).~~

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7.4.3          Mandatory Cash Distribution.  Notwithstanding anything contained in this Agreement to the contrary, at the Effective Time (as defined in the Merger Agreement), each Public Warrant issued and outstanding immediately prior to the Effective Time shall, automatically and without any action by the Registered Holder thereof, be entitled to receive a cash distribution payable by or at the direction of the Company as soon as reasonably practicable following the Effective Time, upon receipt of any documents as may reasonably be required by the Warrant Agent, in the amount of $1.60.

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Warrant Certificate

This Warrant Certificate certifies that                    , or registered assigns, is the registered holder of warrant(s) evidenced hereby (the “Warrants” and each, a “Warrant”) to purchase shares of Class A common stock, $0.0001 par value per share (“Common Stock”), of Trinity Merger Corp., a Delaware corporation (the “Company”). Each Warrant entitles the holder, upon exercise during the period set forth in the Warrant Agreement referred to below, to receive from the Company that number of fully paid and non-assessable shares of Common Stock as set forth below, at the exercise price (the “Exercise Price”) as determined pursuant to the Warrant Agreement, payable in lawful money (or through “cashless exercise” as provided for in the Warrant Agreement) of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent referred to below, subject to the conditions set forth herein and in the Warrant Agreement. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Each Public Warrant is ~~initially~~ exercisable for one-quarter of one fully paid and non-assessable share of Common Stock. The Exercise Price per share of Common Stock for any Public Warrant is equal to $2.875 per one-quarter share ($11.50 per whole share); provided however, that a Public Warrant may not be exercised for a fractional share, so that only a multiple of four Public Warrants may be exercised at a given time.

Each Private Warrant is exercisable for one fully paid and non-assessable share of Common Stock.  The Exercise Price per share of Common Stock for any Private Warrant is equal to $11.50 per share.

No fractional shares will be issued upon exercise of any Warrant.  If, upon the exercise of Warrants, a holder would be entitled to receive a fractional interest in a share of Common Stock, the Company will, upon exercise, round down to the nearest whole number ~~the number of shares of Common Stock to be issued to the Warrant holder~~. The number of shares of Common Stock issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

~~The initial Exercise Price per share of Common Stock for any Warrant is equal to $11.50 per share. The Exercise Price is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.~~

Subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised only during the Exercise Period and to the extent not exercised by the end of such Exercise Period, such Warrants shall become void.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.